Exhibit 10.1

EXECUTION COPY

DEALER-MANAGER AGREEMENT

November 1, 2016

Source Capital Group, Inc.

As Dealer-Manager

276 Post Road West

Westport, CT 06880

Ladies and Gentlemen:

The following will confirm our agreement relating to the proposed subscription rights offering (the “Rights Offering”) to be undertaken by Overstock.com, Inc., a Delaware corporation (the “Company”), pursuant to which the Company will distribute to holders of record of its common stock, par value $0.0001 per share (the “Common Stock”), subscription rights (the “Rights”) as set forth in the Prospectus Supplement to be filed on or about November 14, 2016 to the Company’s Form S-3 registration statement (File No. 333-203607) first filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 24, 2015, as amended, to subscribe for and purchase shares of the Company’s Series A Preferred Stock and/or Series B Preferred Stock (the “Series A Rights Shares” and the “Series B Rights Shares”, respectively, and collectively the “Rights Shares”), in either case at a cash subscription price to be determined (the “Subscription Price”).

1.                                      The Rights Offering.

(a)                                 The Company proposes to undertake the Rights Offering pursuant to which each holder of Common Stock shall receive one Right for every ten shares of Common Stock held of record at the close of business on November 10, 2016 (the “Record Date”), plus one additional Right if the number of shares held by such holder is not evenly divisible by ten. Holders of Rights (each a “Holder”) will be entitled to subscribe for and purchase, at the Subscription Price, one share of the Series A Rights Shares or one share of the Series B Rights Shares for every Right granted to Holders on the Record Date (the “Basic Subscription Right”).

(b)                                 The Rights shall be non-transferable. The Series A Rights Shares will trade exclusively on a registered alternative trading system maintained by PRO Securities LLC, a registered broker-dealer indirectly owned primarily by the Company, utilizing software technology known as the tØ® Issuance and Trading Platform.  The Series A Rights Shares are expected to trade under the identifier OSTK.D.  The Series B Rights Shares will be issued as traditional shares, which may be certificated or uncertificated, and may be held beneficially in a brokerage account, at the holder’s election.

(c)                                  Any holder of Rights who fully exercises all Basic Subscription Rights issued to such holder is entitled to subscribe for Rights Shares which were not otherwise subscribed for by others pursuant to their Basic Subscription Rights (the “Over-Subscription Right”). The Over-Subscription Right shall allow a holder of a Right to subscribe for an additional amount equal to any and all of the Rights Shares which were not otherwise subscribed for as of the Expiration Date (as defined below), but only of the same series for which the holder exercised all of the holder’s Basic Subscription Rights.  Rights Shares acquired pursuant to the Over-Subscription Rights are subject to allotment and pro rata allocation, as more fully discussed in the Prospectus (as defined herein).

(d)                                 The Rights will expire at 5:00 p.m., New York City time, on December 6, 2016 (as it may be extended, the “Expiration Date”). The Company shall have the right to extend the Expiration Date for up to an additional 30 trading days in its sole discretion.

(e)                                  All funds from the exercise of Basic Subscription Rights and Over-Subscription Rights will be deposited with Computershare Trust Company, N.A., as the subscription agent (the “Subscription Agent”), and held by the Subscription Agent pending a final determination of the number of Rights Shares to be issued pursuant to the exercise of Basic Subscription Rights and Over-Subscription Rights. As soon as is practicable, the Company shall conduct a closing of the Rights Offering (a “Closing”). In no event will the Company sell more than an aggregate of 2,000,000 Rights Shares.

2.                                      Appointment as Dealer-Manager; Role of Dealer-Manager.  The Company hereby engages Source Capital Group, Inc. (“Source”) as the exclusive dealer-manager (the “Dealer-Manager”) in connection with the Rights Offering, and authorizes the Dealer-Manager to act as such on its behalf in connection with the Rights Offering, in accordance with this Dealer-Manager Agreement (this “Agreement”).  From the date hereof through December 31, 2016, the Company will not solicit, negotiate with or enter into any agreement with any placement agent, financial advisor, dealer-manager, brokers, dealers or underwriters or any other person or entity in connection with the Rights Offering for the purpose of replacing Source without Source’s prior written approval.  On the basis of the representations and warranties and agreements of the Company contained in this Agreement and subject to and in accordance with the terms and conditions hereof, the Dealer-Manager agrees that as Dealer-Manager it will, in accordance with its customary practice and to the extent requested by the Company, use its commercially reasonable efforts to (i) advise on pricing, structuring and other terms and conditions of the Rights Offering, including whether to provide for transferability, tradability and oversubscription rights and limits (it being acknowledged that such services have been previously provided pursuant to the Engagement Letter without compensation therefor), (ii) provide guidance on general market conditions and their impact on the Rights Offering, (iii) assist the Company in drafting a presentation that may be used to market the Rights Offering to existing and potential investors, describing the proposed capital raising, the Company’s history and performance to date, track records of key executives, highlights of the Company’s business plan and the intended use of proceeds from the Rights Offering, (iv) advise on the selection of the Information Agent and Subscription Agent (it being acknowledged that such advice has been previously rendered pursuant to the Engagement Letter), (v) assist the Company with its understanding of state blue sky laws and retaining of Issuer counsel to assist with the blue sky filings related to the Rights Offering, (vi) make any necessary filings on behalf of the Company with FINRA related to the Rights Offering and (vii) solicit the holders of the Rights to encourage them to exercise such Rights.  For the avoidance of doubt and notwithstanding anything that may be to the contrary in this Agreement, the Company and the Dealer-Manager hereby agree that the

Dealer-Manager will not underwrite the Rights Offering, the Dealer-Manager has no obligation to act, and will not act, in any capacity as an underwriter in connection with the Rights Offering and the Dealer-Manager has no obligation to purchase or procure purchases of the Rights Shares offered in connection with the Rights Offering.  The Company agrees that it will not hold the Dealer-Manager liable or responsible for the failure of the Rights Offering in the event that the Rights Offering is not successfully consummated for any reason.

3.                                      No Liability for Acts of Brokers, Dealers, Banks and Trust Companies. The Dealer-Manager shall not be subject to any liability to the Company or any of the Company’s Subsidiaries (as defined below) or “affiliates” (“Affiliates,” as such term is defined in Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”)) for any act or omission on the part of any broker or dealer in securities (other than the Dealer-Manager) or any bank or trust company or any other management, shareholders, creditors or any other natural person, partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity or organization (each, a “Person”), and the Dealer-Manager shall not be liable for its own acts or omissions in performing its obligations as advisor or Dealer-Manager hereunder or otherwise in connection with the Rights Offering or the related transactions, except for any losses, claims, damages, liabilities and expenses determined in a final judgment by a court of competent jurisdiction to have resulted directly from any such acts or omissions undertaken or omitted to be taken by the Dealer-Manager. In soliciting or obtaining exercises of Rights, the Dealer-Manager shall not be deemed to be acting as the agent of the Company or as the agent of any broker, dealer, bank or trust company, and no broker, dealer, bank or trust company shall be deemed to be acting as the Dealer-Manager’s agent or as the agent of the Company. As used herein, the term “Subsidiary” means a Majority-owned Subsidiary of the Company as defined in Rule 405 of the Securities Act. Unless the context specifically requires otherwise, the term “Company” as used in this Agreement means the Company and its Subsidiaries collectively on a consolidated basis.

4.                                      The Offer Documents.

(a)                                 There may be used in connection with the Rights Offering certain materials in addition to the Registration Statement, the Prospectus and the Prospectus Supplement (each as defined herein) as filed or to be filed, including: any soliciting materials relating to the Rights Offering specifically approved by the Company (collectively with the Registration Statement, the Prospectus and the Prospectus Supplement, the “Offer Documents”). The Dealer-Manager shall be given an opportunity to review and comment upon the Offer Documents.

(b)                                 The Company agrees to furnish the Dealer-Manager with as many copies as it may reasonably request of the final forms of the Offer Documents and the Dealer-Manager is authorized to use copies of the Offer Documents in connection with its acting as Dealer-Manager. The Dealer-Manager hereby agrees that it will not disseminate any written material for or in connection with the solicitation of exercises of Rights pursuant to the Rights Offering other than the Offer Documents. Without limiting the foregoing, the Dealer-Manager will not use or disseminate any free-writing prospectus filed by the Company without the approval of the Company.

(c)                                  The Company represents and agrees that no solicitation material, other than the Offer Documents and the documents to be filed therewith or as exhibits thereto or to one or more Current Reports on Form 8-K filed or to be filed in connection with the Rights Offering (each in substantially the form approved by the Dealer-Manager), will be used in connection with the Rights Offering by or on behalf of the Company without the prior approval of the Dealer-Manager, which approval will not be unreasonably withheld.  The Dealer-Manager represents and agrees that no solicitation material, other than the Offer Documents and the documents to be filed therewith or as exhibits thereto or to one or more Current Reports on Form 8-K filed or to be filed in connection with the Rights Offering will be used in connection with the Rights Offering by the Dealer-Manager without the prior approval of the Company.

5.                                      Representations and Warranties. The Company represents and warrants to the Dealer-Manager that, except as disclosed in the Prospectus:

(a)                                 The Company has prepared and filed with the Commission a registration statement, and an amendment or amendments thereto, on Form S-3 (File No. 333-203607) including a prospectus (including the exhibits and any schedules thereto and the documents incorporated by reference therein, as filed pursuant to Rule 424(b) as defined below the “Base Prospectus”) for the registration of the offer and sale of its securities under the Securities Act, which Registration Statement, as so amended prior to the Effective Time (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Dealer-Manager.  At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act.  Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement (as filed after the date of this Agreement pursuant to Rule 424(b) as defined below, the “Prospectus Supplement”) in accordance with the provisions of Rule 430B (“Rule 430B”) of the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Securities Act Regulations.  The information included in such Prospectus Supplement that was omitted from such Registration Statement at the time it became effective but that is deemed to be part of such Registration Statement at the time it became effective pursuant to Rule 430B is referred to as “Rule 430B Information.” For purposes of this Agreement, “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Registration Statement” means such registration statement at any given time, including any amendments thereto, including post-effective amendments, to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein at such time and the documents otherwise deemed to be a part thereof or included therein by the Securities Act or the rules and regulations thereunder,  including the Prospectus Supplement and all information or reports under the Securities Exchange Act of 1934, as amended, incorporated in the Prospectus Supplement by reference, and “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement. All references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to include the filing of any document under the Exchange Act that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be, after the execution of this Agreement. The Commission has not issued any order preventing or suspending the use of the Registration Statement. All references in this Agreement to the Registration Statement, the Prospectus, or any amendments or supplements to any of the foregoing shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The Prospectus delivered to the Dealer-Manager for use in connection with the Rights Offering will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

(b)                                 The Registration Statement (together with all exhibits filed as part of the Registration Statement) conforms, and the Prospectus and any further amendments or supplements to the Registration Statement conforms or will conform, when they are filed with or become effective by the Commission, as the case may be, in each case, in all material respects to the requirements of the Securities Act and collectively do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading; provided that no representation or warranty is made by the Company as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Dealer-Manager specifically for inclusion therein, it being acknowledged and agreed that such information provided by or on behalf of the Dealer-Manager consists solely and exclusively of disclosure of the name of the Dealer-Manager acting in its capacity as dealer-manager for the Rights Offering contained in the Prospectus (collectively, the “Dealer-Manager Information”) under appropriate headings and in its final form as approved by the Dealer-Manager and its counsel.

(c)                                  There are no contracts, agreements, plans or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act which have not been described in the Prospectus or filed as exhibits to the Registration Statement or referred to in, or incorporated by reference into, the Prospectus or the exhibits to the Registration Statement as permitted by the Securities Act.

(d)                                 The Company and each of its Subsidiaries have been duly incorporated or organized and are validly existing as corporations, limited liability companies or other entities in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations, limited liability companies or other entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the absence of such power or authority (either individually and in the aggregate) could not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects (as such prospects are disclosed or described in the Prospectus) of the Company or its

Subsidiaries; (ii) the long-term debt or capital stock of the Company or its Subsidiaries; or (iii) the Rights Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement or the Prospectus (any such effect being a “Material Adverse Effect”).

(e)                                  This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Dealer-Manager, constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity.

(f)                                   Neither the Company nor any of its Subsidiaries: (i) is in violation of its charter or by-laws or limited liability company agreement or other similar governing documents, as applicable (“Governing Documents”), (ii) in default under or in breach of, and no event has occurred which, with notice or lapse of time or both, would constitute a default or breach under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (each, a “Lien”) upon any of their property or assets pursuant to, any material contract, agreement, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order, foreign and domestic, to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, except, in the case of clauses (ii) and (iii) above, any violation, default or failure to possess the same that would not have a Material Adverse Effect.

(g)                                  Prior to commencement of the Rights Offering: (i) the Company and the Subscription Agent have or will have entered into a subscription agency agreement (the “Subscription Agency Agreement”) if required by the Subscription Agent and (ii) the Company and Georgeson LLC (the “Information Agent”) have or will have entered into an information agency agreement (the “Information Agency Agreement”) if required by the Information Agent. When executed by the Company, if applicable, each of the Subscription Agency Agreement and the Information Agency Agreement will have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by Subscription Agent or the Information Agent, as the case may be, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity.

(h)                                 The Rights to be issued and distributed by the Company have been or will be duly and validly authorized and, when issued and delivered in accordance with the terms of the Offer Documents, will be duly and validly issued, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, no holder of the Rights is or will be subject to personal liability by reason of being such a holder, and the Rights conform or will conform to the description thereof contained in the Prospectus.

The Rights Shares issuable upon exercise of any Rights have been or will be duly and validly authorized and, when issued and delivered in accordance with the terms of the Rights, will be duly and validly issued, fully paid and non-assessable and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, no holder of the Rights Shares is or will be subject to personal liability by reason of being such a holder, and the Rights Shares conform or will conform to the description thereof contained in the Prospectus.

(i)                                     Except as disclosed in the Prospectus with respect to the Company’s authorized capitalization, the Rights Shares have been duly and validly authorized and reserved for issuance upon exercise of the Rights and are free of statutory and contractual preemptive rights and are sufficient in number to meet the exercise requirements of the Rights Offering; and the Rights Shares, when so issued and delivered against payment therefor in accordance with the terms of the Rights Offering, will be duly and validly issued, fully paid and non-assessable, with no personal liability attaching to the ownership thereof, and will conform to the description thereof contained in the Prospectus.

(j)                                    The Common Stock is quoted on the Nasdaq Global Market (“NasdaqGM”). The Company has not received an oral or written notification from the NasdaqGM or any court or any other federal, state, local or foreign governmental or regulatory authority having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets (“Governmental Authority”) of any inquiry or investigation or other action that would cause the Common Stock to stop being quoted on the NasdaqGM or the Series B Rights Shares to not be traded on the over-the-counter market.

(k)                                 The Company has an authorized capitalization as set forth under the caption “Capitalization” in the Prospectus Supplement, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Company capital stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than as described in the Registration Statement. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(l)                                     [Reserved].

(m)                             The Company and its Subsidiaries own or lease all such assets or properties as are necessary to the conduct of its or their business as presently operated and as proposed to be operated as described in the Registration Statement and the Prospectus. The Company or its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all material personal property owned by them, in each case free and clear of any Lien, except for such Liens as are described in the Registration Statement and the Prospectus and such additional Liens as are not material to the Company. Material assets or real property held under lease or sublease by the Company or any Subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such assets and property by the Company or such Subsidiary. Neither the Company nor any Subsidiary has received any notice of any material claim adverse to its ownership of any real or personal property or of any material claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(n)                                 The Company and its Subsidiaries have all material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other governmental authorities and all third parties, foreign and domestic (the “Material Consents”), to own, lease and operate their properties and conduct their businesses as presently being conducted and as disclosed in the Registration Statement and the Prospectus, and each such Material Consent is valid and in full force and effect. The Company has not received notice of any investigation or proceedings which results in or, if decided adversely to the Company, could reasonably be expected to result in, the revocation of any Material Consent or reasonably be expected to have a Material Adverse Effect. No Material Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

(o)                                 The execution, delivery and performance of this Agreement by the Company, the issuance of the Rights in accordance with the terms of the Offer Documents, the issuance of Rights Shares in accordance with the terms of the Offer Documents, and the consummation by the Company of the transactions contemplated by this Agreement and the Subscription Agency Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Governing Documents of the Company or any of its Subsidiaries or any statute or any order, rule or regulation of any governmental authority; and except for the registration of the offer and sale of the Rights Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the distribution of the Rights and the sale of the Rights Shares by the Company, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental authority is required for the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby.

(p)                                 Except as otherwise set forth in the Prospectus, there are no contracts, agreements or understandings between the Company and any Person granting such Person the right to require the Company to include such securities in the securities registered pursuant to the

Registration Statement. No holder of any security of the Company has any rights of rescission or similar rights with respect to such securities held by them.

(q)                                 Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest balance sheet included or to be included in the Prospectus or after such date and as disclosed or to be disclosed in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since such date or after such date and as disclosed or to be disclosed or described in the Prospectus, there has not been any change in the capital stock or material change in the long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or prospects (as such prospects are disclosed or described in the Prospectus) of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”). Since the date of the latest balance sheet presented or incorporated by reference or to be presented or incorporated by reference in the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, any Preliminary Prospectus and the Prospectus.

(r)                                    KPMG LLP (“KPMG”), whose reports relating to the Company are incorporated by reference in the Prospectus Supplement, are independent registered public accountants as required by the Securities Act, the Exchange Act and the rules and regulations promulgated by the Public Company Accounting Oversight Board (the “PCAOB”). KPMG, to the best of the Company’s knowledge, is duly registered and in good standing with the PCAOB. KPMG has not, during the periods covered by the financial statements included in the Prospectus Supplement provided to the Company any non-audit services except as permitted by Sections 10A(g) and 10(A)(h) of the Exchange Act.

(s)                                   The financial statements, including the notes thereto, and any supporting schedules included in the Registration Statement and the Prospectus present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved. Any supporting schedules included in the Registration Statement and the Prospectus present fairly, in all material respects, the information required to be stated therein. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement. The other financial and statistical information included in the Registration Statement and the Prospectus present fairly, in all material respects, the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein.

(t)                                    There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement or the Prospectus in accordance with Regulation S-X under the Securities Act which have not been included as so required. The pro forma and/or as adjusted financial information included in the Registration Statement and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and include all adjustments necessary to present fairly, in all material respects, in accordance with generally accepted accounting principles the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified. The assumptions used in preparing the pro forma and as adjusted financial information included in the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(u)                                 The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably believes are reliable and accurate, and such data agree with the sources from which they are derived. All applicable third party consents have been obtained in order for such data to be included in the Registration Statement and the Prospectus.

(v)                                 Except as disclosed in the Registration Statement and the Prospectus, the Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(w)                               The Company’s Board of Directors has validly appointed an audit committee, compensation committee and nominating and corporate governance committee whose composition satisfies the requirements of the rules and regulations of the Commission, and the Company’s Board of Directors and/or audit committee, compensation committee and nominating and corporate governance committee has each adopted a charter as described in the Registration Statement, and such charters are in full force and effect as of the date hereof. The Company is not aware, of: (i) except as disclosed in the Registration Statement and the Prospectus, any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(x)                                 The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended (“Sarbanes-Oxley”) applicable to the Company, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental authority or self regulatory entity or agency, except for violations which, singly or in the aggregate, are disclosed in the Prospectus or would not have a Material Adverse Effect.

(y)                                 To the knowledge of the Company, no relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act or the Exchange Act to be described in the Registration Statement or the Prospectus that is not so described as required. Except as disclosed in the Registration Statement and the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members. The Company has not, in violation of Sarbanes-Oxley, directly or indirectly, including through any Affiliate of the Company (other than as permitted under Sarbanes-Oxley for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(z)                                  Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property or asset of the Company or any of its Subsidiaries is the subject that are reasonably likely to have a Material Adverse Effect; and to the best of the Company’s knowledge, except as disclosed in the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(aa)                          The Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except where the failure to make such filings or make such payments, either individually or in the aggregate, could not reasonably be expected to have, a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in its financial statements in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its Subsidiaries has not been finally determined.

(bb)                          Each of the Company and its Subsidiaries maintains insurance of the types and in the amounts which the Company believes to be reasonable and sufficient for a company of its size operating in the Company’s industry, including, but not limited to: (i) directors’ and officers’ insurance (including insurance covering the Company, its directors and officers for liabilities or losses arising in connection with the Rights Offering, including, without limitation, liabilities or losses arising under the Securities Act, the Exchange Act and applicable foreign securities laws), (ii) insurance covering real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against and (iii)

business interruption insurance. There are no claims by the Company or any of its Subsidiaries under any policy or instrument described in this paragraph as to which any insurance company is denying liability or defending under a reservation of rights clause. All of the insurance policies described in this paragraph are in full force and effect. Since January 1, 2014, neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(cc)                            Except for (X) matters described in the Prospectus and the Registration Statement and (Y) matters the Company does not expect to have a Material Adverse Effect:

i.                  the Company and its Subsidiaries own or possess or have the right to use on reasonable terms all patents, patent rights, patent applications, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as described in the Prospectus and as proposed to be conducted and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any of its Subsidiaries;

ii.               all or substantially all former and current employees of the Company or any of its Subsidiaries (and, to the Company’s knowledge, all or substantially all other agents, consultants and contractors of the Company or any of its subsidiaries who contributed to or participated in the conception or development of any Intellectual Property for the Company or any of its Subsidiaries) have executed written contracts or agreements that assign to the Company all rights to any inventions, improvements, discoveries or information relating to the business of the Company and its subsidiaries, including without limitation all Intellectual Property owned, controlled by or in the possession of the Company or any of its subsidiaries;

iii.            to the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Intellectual Property by any third party, employee or former employee; and

iv.           each agreement and instrument (each, a “License Agreement”) pursuant to which any Intellectual Property is licensed by the Company or any of its Subsidiaries is in full force and effect, has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company or the applicable Subsidiary, as the case may be, enforceable against the Company or such Subsidiary in accordance with its terms, except as enforcement thereof may be subject to bankruptcy, insolvency or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles; the Company and its Subsidiaries are in compliance with their respective obligations under all License Agreements and, to the knowledge of the Company, all other parties to any of the License Agreements are in compliance with all of their respective obligations thereunder; no event or condition has occurred or exists that gives or would give any party to any License Agreement the right, either immediately or with notice or passage of time or both, to terminate or limit (in whole or in part) any such License Agreement or any rights of the Company or any of its Subsidiaries thereunder, to exercise any of such party’s remedies thereunder, or to take any action that would adversely affect any rights of the Company or any of its Subsidiaries thereunder or that might have a Material Adverse Effect and the Company is not aware of any facts or circumstances that would result in any of the foregoing or give any party to any License Agreement any such right; and neither the Company nor any of its Subsidiaries has received any notice of default, breach or non-compliance under any License Agreement.

(dd)                          Except for (X) matters described in the Prospectus and the Registration Statement and (Y) matters the Company does not expect to have a Material Adverse Effect, the Company: (i) is and at all times has been in material compliance with all statutes, rules, regulations or guidance applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured, distributed or sold by the Company or any component thereof (such statutes, rules, regulations or guidance, collectively, “Applicable Laws”); (ii) has not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any governmental authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) has not received notice of any claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that any such Governmental Authority or third party is considering any such claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action; (v) has not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that any such Governmental Authority is considering such action; (vi) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and all such material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

(ee)                            Neither the Company nor, to the Company’s knowledge, any of the Company’s directors, officers or employees has violated: (i) the Bank Secrecy Act, as amended, (ii) the

Money Laundering Control Act of 1986, as amended, (iii) the Foreign Corrupt Practices Act, or (iv) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

(ff)                              Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act with the offer and sale of the Rights Shares pursuant to the Registration Statement.

(gg)                            Except as described in the Registration Statement and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee or other compensation by the Company with respect to the issuance or exercise of the Rights or the sale of the Rights Shares or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, the Company’s officers, directors and employees or Affiliates that may affect the Dealer-Manager’s compensation, as determined by the Financial Industry Regulatory Authority, Inc. (“FINRA”). Except as previously disclosed by the Company to the Dealer-Manager in writing, to the knowledge of the Company, no officer, director, or beneficial owner of 5% or more of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) or any other Affiliate is a member or a Person associated, or affiliated with a member of FINRA. No proceeds from the exercise of the Rights will be paid to any FINRA member, or any Persons associated or affiliated with a member of FINRA, except as specifically contemplated herein or otherwise set forth in the Prospectus Supplement. Except as previously disclosed by the Company to the Dealer-Manager, no Person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of FINRA.

(hh)                          Except as described in the Prospectus Supplement and previously agreed to by the Company and the Dealer-Manager, there are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or the Dealer-Manager for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement. Except as described in the Prospectus Supplement and previously agreed to by the Company and the Dealer-Manager, the Company has not employed any brokers, dealers or underwriters in connection with solicitation of exercise of Rights in the Rights Offering, and except as described in the Prospectus Supplement or provided for in Sections 6 and 7 hereof, no other commissions, fees or discounts will be paid by the Company or otherwise in connection with the Rights Offering.

(ii)                                  Neither the Company nor, to the Company’s knowledge, any of the Company’s officers, directors, employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof.

(jj)                                The Company has not, directly or indirectly through any officer, director or Affiliate of the Company or through any other Person: (i) taken any action designed to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Rights Shares, or (ii) since the filing of the Registration Statement paid any Person (other than the Dealer-Manager) any compensation for soliciting exercises of the Rights or purchases of the Rights Shares.  Until the later of the expiration of the Rights or the completion of the distribution (within the meaning of Regulation M under the Exchange Act) of the Rights Shares, the Company will not pay or agree to pay to any Person (other than the Dealer-Manager) any compensation for soliciting another to purchase any securities of the Company (except for the solicitation of the exercises of Rights pursuant to this Agreement). The foregoing shall not apply to the offer, sale, agreement to sell or delivery with respect to: (i) Rights Shares offered and sold upon exercise of the Rights, as described in the Prospectus, or (ii) any shares of Common Stock sold or issued pursuant to the Company’s employee benefit plans.  The Company will comply with Regulation M in connection with the Rights Offering.

(kk)                          At the time of the filing of the Registration Statement and as of the commencement of the Rights Offering, the Company did and will fulfill the requirements of FINRA Rule 5110(b)(7)(C)(i), including with respect to the Company’s reporting history under the Securities Exchange Act of 1934, as amended, aggregate market value of voting stock held by non-affiliates and annual trading volume.

(ll)                                  Each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) included in the Registration Statement and the Prospectus has been made or reaffirmed with a reasonable basis and has been disclosed in good faith.

As used in this Agreement, references to matters being “material” with respect to the Company or any matter relating to the Company shall mean a material item, event, change, condition, status or effect related to the financial condition, properties, assets (including intangible assets), liabilities, business, prospects (as such prospects are disclosed or described in the Prospectus), operations or results of operations of the Company and its Subsidiaries, taken as a whole.

As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers of the Company who are named in the Prospectus, with the assumption that such officers shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers or directors of the Company).

6.                                      Compensation. In consideration for its services in the Rights Offering, the Dealer-Manager shall receive a cash fee equal to 8% of the dollar amount received by the Company from any cash exercise of the Rights issued to investors in the Rights Offering, as a 6% commission, which commission shall not exceed $1,800,000 in the aggregate, and 1.8% non-accountable expense fee, which non-accountable expense fee shall not exceed $540,000 in the aggregate, as well as an out-of-pocket accountable expense allowance of 0.2%, which accountable expense allowance shall not exceed $60,000 in the aggregate, provided that, the Company has previously paid the Dealer-Manager a $25,000 advance against such out-of-pocket accountable expense allowance (the “Advance”). The Dealer-Manager shall be allowed to pay up to half (3.0%) of its dealer-manager fee to certain broker-dealers with respect to sales to their clients who exercise their Subscription Rights.  The Dealer-Manager represents and warrants to the Company that any such payments shall be made in compliance with all applicable laws, rules and regulations  All payments to be made by the Company pursuant to this Section 6 shall be made at the Closing by wire transfer of immediately available funds and consummation of the subscriptions for Rights Shares pursuant to the exercise of Rights (the “Closing Date”).

7.                                      Expenses.  In addition to the Dealer-Manager’s compensation for services hereunder pursuant to Section 6 hereof, the Company shall pay or cause to be paid:

(a)                                 all expenses (including any taxes) incurred in connection with the Rights Offering and the preparation, issuance, execution, authentication and delivery of the Rights and the Rights Shares;

(b)                                 all fees, expenses and disbursements of the Company’s accountants, legal counsel and other third party advisors;

(c)                                  all reasonable and documented costs and expenses of the Dealer-Manager as set forth in the Engagement Letter and reimbursable upon any termination of this Agreement only as permitted by FINRA Rule 5110(f)(2)(D);

(d)                                 all fees and expenses of the Subscription Agent and the Information Agent;

(e)                                  all fees, expenses and disbursements (including, without limitation, fees and expenses of the Company’s accountants and counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), the Prospectus, the other Offer Documents and any amendments or supplements of the foregoing and any printing, delivery and shipping of this Agreement, the costs of distributing the terms of any agreement relating to any organization of soliciting dealers, if any, to the members thereof by mail, fax or other means of communications;

(f)                                   all fees, expenses and disbursements relating to the registration or qualification of the Rights Shares under the “blue sky” securities laws of any states or other jurisdictions and all fees and expenses associated with the preparation of the preliminary and final forms of Blue Sky Memoranda;

(g)                                  all filing fees of the Commission;

(h)                                 all filing fees relating to the review of the Rights Offering by FINRA;

(i)                                     any applicable listing or other fees;

(j)                                    the cost of printing certificates representing the Rights and the Rights Shares;

(k)                                 all advertising charges pertaining to the Rights Offering;

(l)                                     the cost and charges of the Company’s transfer agent(s) or registrar(s); and

(m)                             all other costs and expenses incident to the performance of its obligations hereunder for which provision is not otherwise made in this Section.

(n)                                 All payments to be made by the Company pursuant to this Section 7 shall be made promptly after the termination or expiration of the Rights Offering or, if later, promptly after the related fees, expenses or charges accrue and an invoice therefor is sent by the Dealer-Manager. The Company shall perform its obligations set forth in this Section 7 whether or not the Rights Offering commences or any Rights are exercised pursuant to the Rights Offering, except that the Dealer Manager’s non-accountable expenses may only be reimbursed upon Closing.

8.                                      Shareholder Lists; Subscription Agent; Information Agent.

(a)                                 The Company will cause the Dealer-Manager to be provided with any cards or lists showing the names and addresses of, and the number of shares of Common Stock held by, the holders of shares of Common Stock as of a recent date and will use its best efforts to cause the Dealer-Manager to be advised from time to time during the period, as the Dealer-Manager shall request, of the Rights Offering as to any transfers of record of shares of Common Stock.

(b)                                 The Company (i) has arranged for Computershare Trust Company, N.A. to serve as Subscription Agent in connection with the Rights Offering, (ii) will arrange for the Subscription Agent to advise the Dealer-Manager regularly as to such matters as the Dealer-Manager may reasonably request, including the number of Rights that have been exercised, and (iii) will arrange for the Subscription Agent to be responsible for receiving subscription funds paid.

(c)                                  The Company has arranged for Georgeson LLC to serve as Information Agent in connection with the Rights Offering (the Information Agent together with the Subscription Agent, the “Agents”) and to perform services in connection with the Rights Offering that are customary for an information agent.

9.                                      Covenants of the Company.  The Company covenants and agrees with the Dealer-Manager:

(a)                                 To use its best efforts to maintain the effectiveness of the Registration Statement; to advise the Dealer-Manager, promptly after it receives notice of any amendment thereto, or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Dealer-Manager with copies thereof; to prepare a Prospectus in a form approved by the Dealer-Manager (such approval not to be unreasonably withheld or delayed) and to file such Prospectus pursuant to Rule 424(b) under the Securities Act within the time prescribed by such rule; to advise the Dealer-Manager, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Prospectus, of the suspension of the qualification of the Rights for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal.

(b)                                 To deliver promptly to the Dealer-Manager, at any such location as requested by the Dealer Manger, such number of the following documents as the Dealer-Manager shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, any other Offer Documents filed as exhibits, the computation of the ratio of earnings to fixed charges and the computation of per share earnings), (ii) the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time during which the Prospectus relating to the Rights or the Rights Shares is required to be delivered under the Securities Act and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Dealer-Manager and, upon its request, to file such document and to prepare and furnish without charge to the Dealer-Manager as many copies as the Dealer-Manager may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

(c)                                  To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Dealer-Manager, be necessary or advisable in connection with the distribution of the Rights or the sale of the Rights Shares or be requested by the Commission.

(d)                                 Prior to filing with the Commission any: (i) amendment to the Registration Statement, any document incorporated by reference in the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Securities Act, to furnish a copy thereof to the Dealer-Manager and counsel for the Dealer-Manager and obtain the consent of the Dealer-Manager to the filing (which consent shall not be unreasonably withheld).

(e)                                  To furnish to the Dealer-Manager copies of all materials not available via EDGAR furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which any of the Company’s securities may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

(f)                                   To qualify or register the Rights Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Dealer-Manager, to comply with such laws and to continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Rights and the Rights Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Dealer-Manager promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Rights Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(g)                                  To apply the net proceeds from the exercise of the Rights in the manner described under the caption “Use of Proceeds” in the Prospectus.

(h)                                 Prior to the effective date of the Registration Statement, to apply for the listing of Series B Rights Shares on the over-the-counter marketplace and to use its best efforts to complete that listing, subject only to official notice of issuance (if applicable), prior to the expiration of the Rights Offering.

(i)                                     To take such steps as shall be necessary to ensure that neither the Company nor any Subsidiary shall become an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

(j)                                    To advise the Dealer-Manager, directly or through the Subscription Agent, from time to time, as the Dealer-Manager shall request, of the number of Rights Shares subscribed for, and arrange for the Subscription Agent to furnish the Dealer-Manager with copies of written reports it furnishes to the Company concerning the Rights Offering.

(k)                                 To commence mailing the Offer Documents to record holders of the Common Stock when the Company deems it advisable to so do.

(l)                                     To reserve and keep available for issue upon the exercise of the Rights such number of authorized but unissued shares of Rights Shares as will be sufficient to permit the exercise in full of all Rights, except as otherwise contemplated by the Prospectus.

(m)                             To not take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Rights Shares.

10.                               Conditions of Dealer-Manager’s Obligations. The obligations of the Dealer-Manager hereunder are subject to (and the occurrence of any Closing shall be conditioned upon) the accuracy, as of the date hereof and at all times during the Rights Offering, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)                                 (i) The Registration Statement shall continue to be effective and the Prospectus shall have been timely filed with the Commission in accordance with the Securities Act; (ii) all post-effective amendments to the Registration Statement shall have become effective; (iii) no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceedings for the issuance of any such order shall have been initiated or threatened, and (iv) any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to the Dealer-Manager and complied with to the Dealer-Manager’s reasonable satisfaction.

(b)                                 The Dealer-Manager shall not have been advised by the Company and shall not have discovered and disclosed to the Company that the Registration Statement or the Prospectus or any amendment or supplement thereto, contains an untrue statement of fact which in the Dealer-Manager’s opinion, or in the opinion of counsel to the Dealer-Manager, is material, or omits to state a fact which, in the Dealer-Manager’s opinion, or in the opinion of counsel to the Dealer-Manager, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)                                  All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Rights, the Rights Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Dealer-Manager, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)                                 Concurrently with the execution of this Agreement and on the Closing date, there shall have been furnished to the Dealer-Manager the signed opinion (addressed to the Dealer-Manager) of Bracewell L.L.P., counsel for the Company, dated the date hereof and addressing the matters indicated on Exhibit A hereto, which opinion shall be subject to such limitations and qualifications as such counsel deems appropriate, and which opinion may rely on opinions of other counsel.

(e)                                  Concurrently with the execution of this Agreement, the Company shall have furnished to the Dealer-Manager a letter of KPMG, addressed to the Dealer-Manager and dated the date hereof: (i) confirming that they are independent registered public accountants of the Company within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under the PCAOB and applicable rules of the Commission, and (ii) stating, as of the date of the letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the letter), the conclusions and findings of such firm with respect to the financial information and other matters specified by the Dealer-Manager.

(f)                                   The Company shall have furnished to the Dealer-Manager a certificate, dated as of the Closing date, of its Chief Executive Officer or President and its Chief Financial Officer stating that:

i.                  To the best of their knowledge after reasonable investigation, the representations, warranties, covenants and agreements of the Company hereof are true and correct in all material respects;

ii.               The conditions set forth in this Agreement have been fulfilled;

iii.            Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus,  the Company and its Subsidiaries taken as a whole have not sustained any material loss or interference with its business, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding;

iv.           Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change; and

v.              They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) the Registration Statement , as of the Effective Date, and the Prospectus Supplement, as of the date of filing, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus that was not set forth in a supplement or amendment to the Registration Statement or the Prospectus.

(g)                                  Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated into the Prospectus any Material Adverse Change, the effect of which is, in the judgment of the Dealer-Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Rights Offering.

(h)                                 OTC Markets Group, Inc. shall have approved the Series B Rights Shares for quotation.

(i)                                     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Dealer-Manager. If any of the conditions specified in this Section 10 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Dealer-Manager hereunder may be canceled at, or at any time during the Rights Offering, by the Dealer-Manager. Any such cancellation shall be without liability of the Dealer-Manager to the Company. Notice of such cancellation shall be given the Company in writing, or by telegraph or telephone and confirmed in writing.

11.                               Indemnification and Contribution.

(a)                                 The Company agrees to indemnify and hold harmless the Dealer-Manager and its affiliates and any officer, director, employee or agent of the Dealer-Manager or any such affiliates and any Person controlling (within the meaning of Section 20(a) of the Exchange Act) the Dealer-Manager or any of such affiliates (collectively, the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities and expenses whatsoever, under the Securities Act or otherwise (as incurred or suffered and including, but not limited to, any and all legal or other expenses incurred in connection with investigating, preparing to defend or defending any lawsuit, claim or other proceeding, commenced or threatened, whether or not resulting in any liability, which legal or other expenses shall be reimbursed by the Company promptly after receipt of any invoices therefore from the Dealer-Manager), (A) arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Offer Documents or any amendment or supplement thereto, in any other solicitation material used by the Company or authorized by it for use in connection with the Rights Offering, or in any blue sky application or other document prepared or executed by the Company (or based on any written information furnished by the Company specifically for use in connection with any such blue sky application or notice filing) specifically for the purpose of qualifying any or all of the Rights Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or arising out of or based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than statements or omissions made in reliance upon and in conformity with the Dealer-Manager Information), (ii) any withdrawal or termination by the Company of, or failure by the Company to make or consummate, the Rights Offering, (iii) any actions taken or omitted to be taken by an Indemnified Party with the express written consent of the Company or (iv) any failure by the Company to comply with any agreement or covenant, contained in this Agreement or (B) arising out of, relating to or in connection with the Rights Offering, any of the other transactions contemplated thereby or the performance of the Dealer-Manager’s services to the Company with respect to the Rights Offering; provided, however, that in the case of clause (B) only, the Company shall not be responsible for any liabilities or expenses of any Indemnified Party that have resulted directly from such Indemnified Party’s (x) negligence, bad faith or willful misconduct in connection with any of the advice, actions, inactions or services referred to herein or (y) use of any Offering materials or information concerning the Company in connection with the Offer that were not authorized for such use by the Company or which use constitutes negligence, bad faith or willful misconduct.

(b)                                 Upon receipt by an Indemnified Party of actual notice of an action against such Indemnified Party with respect to which indemnity may be sought under this Agreement, such Indemnified Party shall promptly notify the indemnifying person in writing; provided that failure by any Indemnified Party so to notify the Company shall not relieve the Company from any liability which the Issuer may have on account of this indemnity or otherwise to such Indemnified Party, except to the extent the indemnifying person shall have been prejudiced by such failure. The Company may, at its option, assume the defense of any such action including the employment of counsel reasonably satisfactory to Indemnified Party, which counsel may also be counsel to the Company. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such action (including any impeded parties) include such Indemnified Party and the Company, and such Indemnified Party shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Party; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Parties in connection with any action or related actions, in addition to any local counsel. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Indemnified Party (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Party from all liabilities arising out of such action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(c)                                  In the event that the foregoing indemnity is unavailable to an Indemnified Party other than in accordance with this Agreement, the Company shall contribute to the liabilities and expenses paid or payable by such Indemnified Party in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to Source and any other Indemnified Party, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying person, on the one hand, and any Indemnified Party, on the other hand, in connection with the matters as to which such liabilities or expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Parties, in the aggregate, are not liable for any liabilities and expenses in excess of the amount of fees actually received by the Indemnified Party pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to Source on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of the Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to Source under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act of 1933, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d)                                 The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Party pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Party’s actions or inactions in connection with any such advice, services or transactions except for any losses, claims, damages, liabilities and expenses determined in a final judgment by a court of competent jurisdiction to have resulted directly from any such acts or omissions undertaken or omitted to be taken by the Indemnified Party.

(e)                                  The reimbursement, indemnity and contribution obligations of the Company and the Indemnified Parties set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Party’s services under or in connection with, this Agreement.

12.                               Effective Date of Agreement; Termination.

(a)                                 This Agreement shall become effective at such time as this Agreement shall have been executed by the parties hereto.

(b)                                 This Agreement shall terminate upon the earliest to occur of (a) the consummation, termination or withdrawal of the Rights Offering, and (b) the withdrawal by the Dealer-Manager pursuant to Section 4.

13.                               Survival of Certain Provisions.  The agreements contained in Sections 3, 6, 7 and 13 through 21 hereof and the representations, warranties and agreements of the Company contained in Section 5 hereof shall survive the consummation of or failure to commence the Rights Offering and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party; provided, that the Company’s obligations under Section 7 to reimburse the Dealer Manager for accountable expenses are subject to FINRA Rule 5110 (f)(2)(D) in that such expenses are only reimbursable to the extent actually incurred and only if the Offering actually closes.

14.                               Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) sent by facsimile with immediate telephonic confirmation or (c) sent by registered or certified mail, return receipt requested, postage prepaid, to the parties hereto as follows:

If to the Dealer-Manager:

Source Capital Group, Inc.

276 Post Road West

Westport, CT 06880

Attention: Mr. Richard H. Kreger, Snr. Managing Director, Investment Banking

Email: rkreger@sourcegrp.com

With a copy to:

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, NY 10019

Attention: Spencer G. Feldman, Esq.

Email: sfeldman@olshanlaw.com

Facsimile: (212) 451-2222

If to the Company:

Overstock.com, Inc.

799 W. Coliseum Way

Midvale, Utah 84121

Attention: Glen Nickle, Chief Legal Officer

Email: gnickle@overstock.com

With a copy to:

Bracewell LLP

111 Congress Ste. 2300

Austin, Texas 78701

Attention: Thomas W. Adkins

Email: Thomas.Adkins@bracewelllaw.com

15.                               Parties. This Agreement shall inure to the benefit of and be binding upon the Dealer-Manager, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those Persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the Person or Persons, if any, who control the Dealer-Manager within the meaning of Section 15 of the Securities Act. Nothing in this Agreement shall be construed to give any Person, other than the Persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16.                               Amendment.  This Agreement may not be amended or modified except in writing signed by each of the parties hereto.

17.                               Governing Law; Venue.  This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principles thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Dealer-Manager and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Dealer-Manager and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the underwriters mailed by certified mail to the Dealer-Manager’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, ANY PRELIMINARY PROSPECTUS AND THE PROSPECTUS.

18.                               Entire Agreement.  This Agreement, together with the exhibit attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

19.                               Severability.  If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.                               Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

21.                               Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof. If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

OVERSTOCK.COM, INC.

By:	/s/ Patrick M. Byrne
Name:	Patrick M. Byrne
Title:	Chief Executive Officer

Accepted and agreed as of the date first written above:

SOURCE CAPITAL GROUP, INC.

By:	/s/ Richard H. Kreger
Name:	Richard H. Kreger
Title:	Snr. Managing Director, Investment Banking

By:	/s/ Bruce Ryan
Name:	Bruce Ryan
Title:	Vice Chairman

[Signature Page to Dealer-Manager Agreement]

EXHIBIT A

FORM OPINIONS

1.              The Company is incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus.

2.              The Company’s authorized capital consists of 100,000,000 shares of Common Stock, par value $0.0001 per share, and 5,000,000 shares of Preferred Stock, par value $0.0001 per share.

3.              The Rights have been duly and validly authorized, and the Rights Shares to be issued and sold by the Company as described in the Registration Agreement and Prospectus Supplement have been duly and validly authorized and, when issued and delivered against payment therefor equal to or in excess of the par value per share of the Rights Shares as described in the Registration Statement and Prospectus Supplement, the Rights Shares will be duly and validly issued and fully paid and nonassessable.  The statements as to legal matters made in the Prospectus Supplement under the captions “Description of Series A Preferred” and “Description of Series B Preferred,” insofar as they purport to constitute summaries of the terms of the Series A Preferred and Series B Preferred, constitute accurate summaries of the terms of such shares in all material respects. The issuance of the Rights and Rights Shares are not subject to any statutory preemptive rights.

4.              The Dealer-Manager Agreement has been duly authorized, executed and delivered by the Company and the Company has all the requisite corporate power and authority to enter into the Dealer-Manager Agreement and to perform its obligations thereunder.

5.              The issuance of the Rights and the issuance and sale of the Rights Shares to be sold by the Company as described in the Registration Statement and Prospectus Supplement, the execution of the Dealer-Manager Agreement by the Company and the compliance by the Company with the Dealer-Manager Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified to us in a certificate of an officer of the Company (except where such conflicts, breaches, violations or defaults would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries, taken as a whole), nor will such action result in any violation of the certificate of incorporation or by-laws of the Company; and, to our knowledge and subject to the risks disclosed in the Registration Statement and Prospectus Supplement, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance of the Rights and the issuance and sale of the Rights Shares to be sold by the Company as described in the

Registration Statement and the Prospectus Supplement or the consummation by the Company of the transactions contemplated by the Dealer-Manager Agreement, except the registration under the Securities Act of the offer and sale of the Rights Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws, as to which we express no opinion.

6.              The Company is not and, after giving effect to the offering and sale of the Rights Shares and the application of the net proceeds therefrom as described in the Registration Statement and the Prospectus Supplement, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940.

7.              The Registration Statement has been declared effective under the Securities Act; any required filing of the Prospectus and the Prospectus Supplement pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and, to our knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

8.              The Company has applied for the quotation of the Series B Rights Shares on the OTCQB over-the-counter quotation system operated by OTC Markets Group, Inc.

9.              The Registration Statement and the Prospectus Supplement (other than the financial statements, related schedules and other financial data set forth or incorporated by reference into the Registration Statement or the Prospectus Supplement, as to which we express no opinion), appear on their face to be appropriately responsive in form in all material respects to the requirements of the Securities Act and the rules and regulations thereunder, and we do not know of any amendment to the Registration Statement required to be filed that has not been filed as required.

10.       To our knowledge there are no contracts or agreements between the Company and any person granting such person the right to require the Company to include shares of Common Stock or other securities held by any such person in the rights offering described in the Prospectus Supplement.